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                                                                    EXHIBIT 10.6

                               UNANIMOUS CONSENT
                                       OF
                           SHAREHOLDERS AND DIRECTORS
                                       OF
                  COMPUTER TRANSLATION SYSTEMS & SUPPORT, INC.
                             (a Texas Corporation)

         Computer Translation Systems & Support, Inc., a Texas corporation whose charter number is 01439524 (the "Corporation"), without a called meeting of the shareholders and/or the directors, hereby give the unanimous consent of all shareholders and all directors to the following resolutions:

         RESOLVED, that the Shareholders, Jerold P. Lefler and Merle Moore, hereby cast all their shares of common stock in the Corporation for the election of Jerold P. Lefler, Merle Moore, and Larry West as Directors of the Corporation;

         RESOLVED, that the Directors hereby elect Larry West as President and Jerold P. Lefler as Vice President, Secretary, and Treasure of the Corporation until their successors are elected;

         RESOLVED, that the Corporation sell its Impact Unit and User Documentation and related Product, Intellectual Property, Process and Improvements, as defined in that one certain Purchase and Sale Agreement to EB Subsidiary II, Inc. for the consideration expressed in the Purchase and Sale Agreement between the Corporation and EB Subsidiary II, Inc. and Ergobilt Corporation;

         RESOLVED, that the Corporation's officers are hereby authorized to sign the Purchase and Sale Agreement and all other documents required to effect the sale of the Acquired Assets, as defined in the Purchase and Sale Agreement as the act and deed of the Corporation;

         RESOLVED, that the Corporation retain the law firm of Michener Larimore Swindle Whitaker Flowers Sawyer Reynolds & Chalk, LLP, to represent the Corporation in the transaction with EB Subsidiary II, Inc. and that the Corporation pay the necessary and reasonable legal fees and expenses involved in forming the Corporation and documenting the transaction and otherwise representing the Corporation in the sale of the defined assets to EB Subsidiary II, Inc.;

         RESOLVED, that the Corporation has borrowed or will borrow certain funds from BodyBilt Seating, Inc. for which loans the officers of the Corporation are hereby authorized to sign all documents required to evidence the obligation of the Corporation for those loans and as the act and deed of the Corporation;

         RESOLVED, that the Corporation's secretary is hereby authorized to execute the Secretary's Certificate indicating that all the actions of these resolutions are the act and deed of the Corporation.

         Dated May 1, 1997
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                                  SHAREHOLDERS AND DIRECTORS



                                  ----------------------------
                                  Jerold P. Lefler


                                  ----------------------------
                                  Merle Moore


                                  ----------------------------
                                  Lawrence West Melquiond
                                  a/k/a Larry West